                                                                     EXHIBIT 4.1

Number                             Resonate                           Shares

                                 Resonate Inc.

Incorporated under the Laws                  See reverse for certain definitions

of the State of Delaware                     CUSIP 76115Q 10 4

          This certifies that:


          is the records holder of


  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF

                                 RESONATE INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized person upon surrender of this certificate properly endoresed.
  This certificate is not vaild until countersigned by the Transfer Agent and registered by the Registrar.

 WITNESS the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.



/s/ Christopher Marino                     /s/ Kenneth Schroeder

FOUNDER, CORPORATE VICE PRESIDENT          PRESIDENT AND CHIEF EXECUTIVE OFFICER
AND SECRETARY
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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preference and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common                  UNIF GIFT MIN ACT-...........Custodian.................
     TEN ENT   - as tenants by the entireties                              (Cust)                 (Minor)
     JT TEN    - as joint tenants with right of                          under Uniform Gifts to Minors
                  Survivorship and not as tenants                        Act.................  ...............
                  in common                                                                (State)
                                                       UNIF TRF MIN ACT-............Custodian (until age......)
                                                                           (Cust)

                                                                        ............... Under Uniform Transfers
                                                                            (Minor)
                                                                        to MinorsAct..........................
                                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received,______________________________ hereby sell(s), assign(s)
and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________________________________


                                X_______________________________________________

                                X_______________________________________________

                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By:_______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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